--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2005

                                 METLIFE, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                         1-15787                       13-4075851
(State or other jurisdiction of    (Commission file number)              (IRS Employer
        incorporation)                                                Identification No.)

                             ---------------------

     200 PARK AVENUE, NEW YORK, NEW YORK                         10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                      N/A
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 8.01.  OTHER EVENTS

     On June 9, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), and (ii) a pricing agreement relating to 60,000,000 shares of its 6.50% Non-Cumulative Preferred Stock, Series B (the "series B preferred shares") (attached hereto as Exhibit 1.2 and incorporated herein by reference), each among MetLife, Banc of America Securities LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters (the "Underwriters"), pursuant to which the Underwriters agreed to purchase the series B preferred shares from MetLife.

     The series B preferred shares are being offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-124358, 333-124358-01 and 333-124358-02 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the "Commission") on April 27, 2005, and a prospectus supplement dated June 9, 2005 (the "Prospectus Supplement"). The terms of the series B preferred shares are set forth in the Prospectus Supplement (previously filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act).

     On June 13,2005, LeBoeuf, Lamb, Greene & MacRae, L.L.P., attorneys for MetLife, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Floating Rate Non-Cumulative Preferred Stock, Series A, of MetLife issued on June 13, 2005 (the "series A preferred shares"). For additional information concerning the offering of the series A preferred shares, see MetLife's Form 8-K filed on June 10, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

    1.1 Underwriting Agreement dated June 9, 2005 among MetLife, Inc. and the Underwriters.

    1.2 Pricing Agreement dated June 9, 2005 among MetLife, Inc. and the Underwriters, relating to the series B preferred shares.

    5.1 Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations.

    23.1 Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations (included in Exhibit 5.1 above)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MetLife, Inc.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                              Secretary

Date: June 13, 2005

                                 EXHIBIT INDEX


1.1   Underwriting Agreement dated June 9, 2005 among MetLife,
      Inc. and the Underwriters.
1.2 Pricing Agreement dated June 9, 2005 among MetLife, Inc. and the Underwriters, relating to the series B preferred shares.
5.1 Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations.
23.1 Consent of LeBoeuf, Lamb Greene, & MacRae, L.L.P., a limited liability partnership including professional corporations (included in Exhibit 5.1 above).


                                        3